497(e)

033-75292

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2006

MAY 26, 2006

Fund Merger: Large Cap Growth Fund Merging Into VALIC Ultra Fund

On January 27, 2006, the shareholders of VALIC Company I Large Cap Growth Fund approved the merger of the Large Cap Growth Fund with and into the VALIC Company I VALIC Ultra Fund. Effective upon the close of business on May 26, 2006, the Large Cap Growth Fund will liquidate by transferring all of its assets and liabilities to the VALIC Ultra Fund. If you hold units of the Large Cap Growth Fund at the close of business on May 26, 2006, you will receive units of the VALIC Ultra Fund equal in value to the units of the Large Cap Growth Fund that you owned as of that date.

All prospectus references to the Large Cap Growth Fund should be disregarded as of May 30, 2006 due to this fund merger.